GENERAL MUNICIPAL MONEY MARKET FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the General Municipal Money Market Fund, Inc. For its annual reporting period ended November 30, 1995, your Fund produced a yield of 3.35% for Class A shares and an annualized yield of 2.98% for Class B shares. For investors in the highest income tax bracket, this equates to a taxable equivalent yield of 5.55% and, annualized, 4.93%, respectively.* Income dividends of approximately $.034 per share and $.020 per share for Class A and Class B shares, respectively, were paid during the period. Reinvesting these dividends and calculating the effect of compounding resulted in an effective yield of 3.41% for Class A shares and, annualized, 3.02% for Class B shares.** These dividends were exempt from Federal personal income taxes, although some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.
THE ECONOMY
    Modest economic growth and low inflation have spurred a dramatic, year-long rally in the bond market. Short-term rates have fallen as well. The Federal Reserve's reduction of the Fed Funds rate last summer confirmed what investors had already suspected: that inflation, at least for the immediate future, was under control. Now questions abound regarding the duration of the economic recovery and the likelihood of recession.
    The economic recovery of the 1990s was productivity-driven. Corporations implemented extraordinary cost control measures that, while dramatically improving bottom line earnings, now contribute to the slow rate of employment growth. Job creation is a significant factor that affects consumer spending and a major component of economic activity. The pace of new job creation, currently at its slowest since World War II, is worrisome. Indeed, wages and salaries grew at under 3% over the past year, barely keeping pace with inflation. Still, surveys indicate that consumers remain optimistic, despite indications that their spending is being affected by the slow growth in disposable income. Recent reports on retail sales confirm this reticence in spending. A consumer-led weakening of the economy could lead to further Federal Reserve easing of monetary policy.
    It was concern about lagging economic growth that prompted the Federal Reserve to ease the Federal Funds rate in July. The housing market and new home construction had been helped earlier this year by low interest rates, though both have exhibited signs of weakness recently. Another engine of economic growth, business capital spending, has been solid. Exports represent another bright area of the economy. Because of the new competitiveness of American businesses abroad, the U.S. trade deficit continues to shrink. Through September, the trade deficit with Japan narrowed for the sixth consecutive month. Exports, while a relatively small component of overall economic activity in this country, provide an important support for the job market; if U.S. products lose competitiveness in world markets, foreign orders may go elsewhere and jobs could be lost here.
MARKET ENVIRONMENT
    In addition to the impact of action taken by the Federal Reserve Board, technical factors (i.e. supply/demand) contributed to a significant strengthening of market conditions in late June and early July. Demand exceeded supply during this time and short-term yields on municipal issues dropped accordingly.
    In the Fall, rates on short-term issues settled into a trading range. However, a steady interchange of variable rate demand notes (VRDNs) between corporate holders and municipal money market funds kept rates on these securities attractive, which resulted in an inverted yield curve (where rates on shorter maturities are higher than rates on longer issues) through most of the season. We believe that this situation will change dramatically in January as cashflows into municipal money market funds increase demand for VRDNs and their rates drop.
THE PORTFOLIO
    With the inverted yield curve, daily and weekly demand notes yielded moderately more than both commercial paper and notes through most of the period. But since this situation is expected to change, our investment strategy involved an attempt to lengthen the maturity, where possible, and to lock in rates that we felt would outperform variable rate notes early in 1996.
    The commercial paper and one-year note markets provided the means for extending maturity while attempting to maintain a competitive yield. However, our success in achieving the desired average maturity was somewhat limited due to a dearth of high quality issues from which to choose. As a result, your Fund's current average maturity still leaves room to extend should we feel a change in market or supply conditions warrants it.
    The Fund's goal - to maximize current income exempt from Federal income taxes to the extent consistent with the preservation of capital and maintenance of liquidity - continues to guide our portfolio decisions.
    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.
                              Very truly yours,

                          [Richard J. Moynihan signature logo]

                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
December 15, 1995
New York, N.Y.

* Tax equivalent yield is based on the highest Federal (39.6%) income tax bracket.
**Effective and annualized effective yields are based upon dividends declared daily and reinvested monthly.



GENERAL MUNICIPAL MONEY MARKET FUND, INC.
STATEMENT OF INVESTMENTS                                                                               NOVEMBER 30, 1995
                                                                                                    PRINCIPAL
TAX EXEMPT INVESTMENTS-100.0%                                                                         AMOUNT           VALUE
                                                                                                      _______          _______
ARIZONA-11.4%
Arizona Educational Loan Marketing Corporation, Educational Loan Revenue,
VRDN
    4%, Series A (Insured; MBIA) (a)........................................                     $  10,675,000   $ 10,675,000
Glendale Industrial Development Authority, HR, VRDN (West Valley Camelback)
    3.70% (LOC; Northwest Corp.) (a,b)......................................                         8,500,000      8,500,000
Pima County Industrial Development Authority, Industrial Revenue, VRDN
    (Tuscon Electric) 3.65% (LOC; Barclays Bank) (a,b)......................                         14,100,000    14,100,000
DELAWARE-.5%
Delaware Economic Development Authority, IDR, VRDN
    (Orient Chemical Corp. Project) 4.325% (LOC; Sumitomo Bank) (a,b).......                         1,480,000      1,480,000
GEORGIA-1.7%
Savannah Economic Development Authority, Exempt Facility Revenue, VRDN
    (Home Depot Project) 3.85% (LOC; Trust Co. Bank) (a,b)..................                         5,000,000      5,000,000
HAWAII-3.0%
Honolulu City and County, MFHR, VRDN (Halekua Gardens Project)
    4.30%, Series A (LOC; Bank of Tokyo) (a,b)..............................                         8,687,000      8,687,000
IDAHO-1.7%
State of Idaho, TAN 4.50%, 6/27/96..........................................                         5,000,000      5,019,261
ILLINOIS-4.1%
Illinois Health Facilities Authority, Revenue, VRDN (Resurrection Health Care
Systems)
    3.90% (LOC: Comerica Bank, First Chicago Bank,
    Lasalle National Bank and National Bank of Detroit) (a,b)...............                         11,900,000    11,900,000
IOWA-4.5%
Iowa Finance Authority, SWDR, VRDN (Cedar River Paper Co. Project)
    3.80% (LOC; Swiss Bank Corp.) (a,b).....................................                         13,000,000    13,000,000
KENTUCKY-2.6%
Boone County, IDR, VRDN (Curtin Matherson Scientific)
    4.05% (LOC; Barclays Bank) (a,b)........................................                         2,500,000      2,500,000
Carroll County, Solid Waste Disposal Facilities Revenue, VRDN
    (Kentucky Utilities Co. Project) 3.95%, Series A (a)....................                         5,000,000      5,000,000
LOUISIANA-3.7%
Plaquemines Parish, Environmental Revenue, Refunding, VRDN
    (British Petroleum Exploration and Oil) 4% (Corp. Guaranty; British Petroleum) (a)               6,400,000      6,400,000
West Baton Rouge Parish Industrial District Number 3, Revenue, VRDN
    (Dow Chemical Co. Project) 4.10% (Corp. Guaranty; Dow Chemical Co.) (a).                         4,500,000      4,500,000
MICHIGAN-13.3%
Macomb Township Economic Development Corporation, LOR, VRDN
    (ACR Industries Project) 4.10% (LOC; Comerica Bank) (a,b)...............                         800,000          800,000

GENERAL MUNICIPAL MONEY MARKET FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                    NOVEMBER 30, 1995
                                                                                                    PRINCIPAL
TAX EXEMPT INVESTMENTS (CONTINUED)                                                                    AMOUNT           VALUE
                                                                                                      _______         _______
MICHIGAN (CONTINUED)
Michigan Housing Development Authority, Rental Housing Revenue, Refunding, VRDN
    3.65%, Series C (LOC; Credit Suisse) (a,b)..............................                   $    7,000,000   $   7,000,000
Michigan Strategic Fund, SWDR, VRDN (Grayling Generating Project)
    3.80% (LOC; Barclays Bank) (a,b)........................................                         3,800,000      3,800,000
Midland County Economic Development Corporation,
    Economic Development, Limited Obligation, VRDN (Dow Chemical Co. Project)
    3.80%, Series A (Corp. Guaranty; Dow Chemical Co.) (a)..................                         27,200,000    27,200,000
MISSOURI-2.7%
Missouri Housing Development Commission, SFMR (Homeowner Loan)
    4%, Series B, 7/1/96 (Insured; FGIC)....................................                         8,000,000      8,000,000
MONTANA-3.4%
City of Forsyth, PCR, VRDN (Portland General Electric Co.)
    3.95% (LOC; Banque Nationale de Paris) (a,b)............................                         10,000,000    10,000,000
NEW JERSEY-2.4%
New Jersey Turnpike Authority, Revenue, Refunding, VRDN
    3.35%, Series D (LOC; Bankers Trust) (a,b)..............................                         7,000,000      7,000,000
NEW YORK-10.6%
City of New York, TAN 4.50%, 2/15/96........................................                         9,780,000      9,794,828
New York City Industrial Development Agency, VRDN (Japan Airlines Co. Limited
Project)
    3.95% (LOC; Morgan Guaranty Trust Co.) (a,b)............................                         6,000,000      6,000,000
New York State Housing Finance Agency, Housing Revenue, VRDN (Normandie Court
II)
    4%, Series A (LOC; Fleet Bank) (a,b)....................................                         15,200,000    15,200,000
OHIO-2.9%
Greene County, Certificates of Indebtedness 4.25%, 7/18/96..................                         8,275,500      8,298,027
OKLAHOMA-2.9%
Tulsa County Industrial Authority, Health Care Revenue (Laureate Psychiatric
Project)
    3.75%, 12/15/95 (SBPA; William K. Warren Foundation)....................                         8,335,000      8,335,000
TENNESSEE-4.2%
Morristown Industrial Development Board, IDR, VRDN
    (Camvac International Inc. Project) 4.325% (LOC; Bankers Trust) (a,b)...                         3,000,000      3,000,000
Sevier County Public Building Authority, Local Government Public Improvement,
VRDN:
    3.90%, Series A-2 (a)...................................................                         4,700,000      4,700,000
    3.90%, Series A-3 (a)...................................................                         4,500,000      4,500,000
TEXAS-19.6%
Brazos River Authority, PCR, Refunding, VRDN (Utility Electric Co.)
    3.95%, Series C (LOC; Swiss Bank Corp.) (a,b)...........................                         4,000,000      4,000,000

GENERAL MUNICIPAL MONEY MARKET FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                    NOVEMBER 30, 1995
                                                                                                     PRINCIPAL
TAX EXEMPT INVESTMENTS (CONTINUED)                                                                    AMOUNT           VALUE
                                                                                                      _______          _______
TEXAS (CONTINUED)
Brazos River Harbor Naval District, Harbor Revenue, VRDN (Dow Chemical Co. Project)
    4.10%, Series A (Corp. Guaranty; Dow Chemical Co.) (a)..................                   $    9,700,000     $ 9,700,000
Dallas County, Permanent Improvement
    3.90%, Series C, 6/15/96 (LOC; Union Bank of Switzerland) (b)...........                         5,000,000      5,000,000
Greater East Texas Higher Education Authority Inc., Student Loan Revenue,
VRDN
    4.05%, Series B (LOC; Student Loan Marketing Association) (a,b).........                         7,500,000      7,500,000
Gulf Coast Waste Disposal Authority, SWDR, VRDN (Amoco Oil Co. Project)
    3.80% (Corp. Guaranty; Amoco Credit Corp.) (a)..........................                         7,700,000      7,700,000
Harris County Health Facilities Development Corporation, HR, VRDN
    (Methodist Hospital) 3.75% (Liquidity Facility; Morgan Guaranty Trust Co.) (a)                  10,600,000      10,600,000
Panhandle-Plains Higher Education Authority, Student Loan Revenue, Refunding,
VRDN
    3.75%, Series A (LOC; Student Loan Marketing Association) (a,b).........                         7,700,000      7,700,000
San Antonio Housing Finance Corporation, MFHR, VRDN (Sunrise Apartments
Project)
    3.80% (LOC; Swiss Bank Corp.) (a,b).....................................                         5,000,000      5,000,000
VIRGINIA-1.4%
Pendleton County, IDR, VRDN (Greer Steel Project)
    4.10% (LOC; Pittsburgh National Bank) (a,b).............................                         4,015,000      4,015,000
WASHINGTON-2.0%
Washington State Housing Finance Commission (Single Family Program)
    4.10%, Series 95 1A-S, 6/1/96 (Insured; FGIC)...........................                         5,820,000      5,820,000
WEST VIRGINIA-1.4%
Marion County, Community Solid Waste Disposal Facility Revenue, VRDN
    (Granttown Project) 3.85%, Series B (LOC; National Westminster Bank) (a,b)                       4,000,000      4,000,000
                                                                                                                   __________
TOTAL INVESTMENTS (cost $291,424,116).......................................                                      $291,424,116
                                                                                                                  ============



GENERAL MUNICIPAL MONEY MARKET FUND, INC.

SUMMARY OF ABBREVIATIONS
FGIC          Financial Guaranty Insurance Company               MFHR    Multi-Family Housing Revenue
HR            Hospital Revenue                                   PCR     Pollution Control Revenue
IDR           Industrial Development Revenue                     SBPA    Standby Bond Purchase Agreement
LOC           Letter of Credit                                   SFMR    Single Family Mortgage Revenue
LOR           Limited Obligation Revenue                         SWDR    Solid Waste Disposal Revenue
MBIA          Municipal Bond Investors Assurance                 TAN     Tax Anticipation Notes
                 Insurance Corporation                           VRDN    Variable Rate Demand Notes


SUMMARY OF COMBINED RATINGS (UNAUDITED)
MOODY'S                             OR                STANDARD & POOR'S                        PERCENTAGE OF VALUE
____-                                                 __________                                  ___________
VMIG1/MIG1, P1                                        SP1+/SP1, A1+/A1                              93.0%
Aaa/Aa (c)                                            AAA/AA (c)                                     2.9
Not Rated (d)                                         Not Rated (d)                                  4.1
                                                                                                   ______
                                                                                                   100.0%
                                                                                                   ======


NOTES TO STATEMENT OF INVESTMENTS:
    (a) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (b) Secured by letters of credit. At November 30, 1995, 52.2% of the Fund's net assets are backed by letters of credit issued by domestic banks, foreign banks and government agencies.
    (c) Notes which are not MIG or SP rated are represented by bond ratings of the issuers.
    (d) Securities which, while not rated by Moody's and Standard & Poor's, respectively, have been determined by the Fund's Board of Directors to be of comparable quality to those rated securities in which the Fund may invest.










See notes to financial statements.

GENERAL MUNICIPAL MONEY MARKET FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                                 NOVEMBER 30, 1995
ASSETS:
    Investments in securities, at value-Note 1(a)...........................                                   $291,424,116
    Cash....................................................................                                      4,327,556
    Interest receivable.....................................................                                      1,796,317
    Prepaid expenses........................................................                                         73,303
                                                                                                                ___________
                                                                                                                297,621,292
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                       $126,692
    Due to Distributor......................................................                         17,231
    Accrued expenses........................................................                         74,334          218,257
                                                                                                     ______          _______
NET ASSETS  ................................................................                                    $297,403,035
                                                                                                                =============
REPRESENTED BY:
    Paid-in capital.........................................................                                     $297,697,314
    Accumulated net realized (loss) on investments..........................                                         (294,279)
                                                                                                                 ____________
NET ASSETS at value ........................................................                                     $297,403,035
                                                                                                                 ============
SHARES OF COMMON STOCK OUTSTANDING:
    Class A Shares
      (15 billion shares of $.01 par value shares authorized)...............                                      294,673,100
                                                                                                                  ===========
    Class B Shares
      (1 billion shares of $.01 par value shares authorized)................                                        3,024,214
                                                                                                                    =========
NET ASSETS VALUE, price per share:
    Class A Shares
      ($294,378,815 / 294,673,100 shares)...................................                                            $1.00
                                                                                                                        =====
    Class B Shares
      ($3,024,220 / 3,024,214 shares).......................................                                            $1.00
                                                                                                                        =====








See notes to financial statements.

GENERAL MUNICIPAL MONEY MARKET FUND, INC.
STATEMENT OF OPERATIONS                                                                        YEAR ENDED NOVEMBER 30, 1995
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                       $11,606,682
    EXPENSES:
      Management fee-Note 2(a)..............................................                     $1,447,734
      Shareholder servicing costs-Note 2(c).................................                        243,759
      Registration fees.....................................................                         92,694
      Professional fees.....................................................                         51,926
      Directors' fees and expenses-Note 2(d)................................                         31,046
      Custodian fees........................................................                         28,301
      Prospectus and shareholders' reports..................................                          7,949
      Distribution fees (Class B shares)-Note 2(b)..........................                          4,436
      Miscellaneous.........................................................                         10,748
                                                                                                  _________
            TOTAL EXPENSES..................................................                      1,918,593
      Less-reduction in shareholder servicing costs due to
          undertakings-Note 2(c)............................................                            867
                                                                                                      _____
            NET EXPENSES....................................................                                         1,917,726
                                                                                                                     _________
INVESTMENT INCOME-NET.......................................................                                         9,688,956
NET REALIZED (LOSS) ON INVESTMENTS-Note 1(b)................................                                           (10,219)
                                                                                                                  ____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                      $  9,678,737
                                                                                                                  ============













See notes to financial statements.

GENERAL MUNICIPAL MONEY MARKET FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                  YEAR ENDED NOVEMBER 30,
                                                                                             ________________________________
                                                                                                 1994                 1995
                                                                                             _________              _________
OPERATIONS:
    Investment income-net................................................           $        7,191,020      $        9,688,956
    Net realized gain (loss) on investments..............................                       51,495                 (10,219)
    Net unrealized (depreciation) on investments for the year............                      (29,296)                  __
                                                                                               ________                ________
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........                    7,213,219                9,678,737
                                                                                               ________                ________
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net:
      Class A shares.....................................................                   (7,191,020)             (9,661,080)
      Class B shares.....................................................                        __                    (27,876)
                                                                                               ________                ________
          TOTAL DIVIDENDS................................................                   (7,191,020)             (9,688,956)
                                                                                               ________                ________
CAPITAL STOCK TRANSACTIONS ($1.00 per share):
    Net proceeds from shares sold:
      Class A shares.....................................................                 1,852,847,565          2,123,635,457
      Class B shares.....................................................                        __                 13,057,352
    Dividends reinvested:
      Class A shares.....................................................                     6,252,692              8,659,640
      Class B shares.....................................................                          __                    2,503
    Cost of shares redeemed:
      Class A shares.....................................................                (1,916,558,825)        (2,132,616,921)
      Class B shares.....................................................                         __               (10,035,642)
                                                                                               ________            ___________
          INCREASE (DECREASE) IN NET ASSETS FROM
            CAPITAL STOCK TRANSACTIONS...................................                  (57,458,568)              2,702,389
                                                                                           ____________              _________
            TOTAL INCREASE (DECREASE) IN NET ASSETS......................                  (57,436,369)              2,692,170
NET ASSETS:
    Beginning of year....................................................                  352,147,234             294,710,865
                                                                                           ___________             ___________
    End of year..........................................................             $    294,710,865        $    297,403,035
                                                                                           ===========             ===========







See notes to financial statements.

GENERAL MUNICIPAL MONEY MARKET FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                           CLASS A SHARES                  CLASS B SHARES
                                                    ___________________________________________________        _________
                                                                                                              YEAR ENDED
                                                                           YEAR ENDED NOVEMBER 30,            NOVEMBER 30,
                                                    ___________________________________________________
PER SHARE DATA:                                        1991      1992      1993       1994      1995            1995(1)
                                                       ____      ____      ____       ____      ____          _________
    Net asset value, beginning of year....          $  1.00    $ 1.00    $ 1.00     $ 1.00    $ 1.00           $ 1.00
                                                       ____      ____      ____       ____      ____             ____
    INVESTMENT OPERATIONS:
    Investment income-net.................            .0428     .0271     .0208      .0225     .0335            .0200
    Net realized and unrealized gain (loss)
      on investments......................            .0004     .0010       -       (.0001)       -               -
                                                       ____      ____      ____       ____      ____             ____
      TOTAL FROM INVESTMENT OPERATIONS....            .0432     .0281     .0208      .0224     .0335            .0200
                                                       ____      ____      ____       ____      ____             ____
    DISTRIBUTIONS;
    Dividends from investment income-net..           (.0428)   (.0271)   (.0208)    (.0225)   (.0335)          (.0200)
                                                       ____      ____      ____       ____      ____             ____
    Net asset value, end of period........           $ 1.00    $ 1.00   $ 1.00      $ 1.00   $  1.00          $  1.00
                                                       ====      ====      ====       ====      ====             ====
TOTAL INVESTMENT RETURN...................             4.36%     2.74%     2.10%      2.27%     3.41%            3.01%(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets             .62%      .64%      .63%       .64%      .66%            1.10%(2)
    Ratio of net investment income to average
      net assets..........................             4.30%     2.71%     2.08%      2.22%     3.35%            2.83%(2)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager..                -        -         -          -         -               .09%(2)
    Net Assets, end of year (000's Omitted)        $342,595    $397,912  $352,147  $294,711  $294,379           $3,024
    (1)  From March 31, 1995 (commencement of initial offering) to November 30, 1995.
    (2)  Annualized.







See notes to financial statements.

GENERAL MUNICIPAL MONEY MARKET FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Fund is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales load. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value of $1.00.
    On March 26, 1994, the Fund's Board of Directors approved an amendment to the Fund's Charter to provide for the issuance of additional shares of the Fund. The amendment was approved by Fund shareholders on August 3, 1994. Pursuant to the amendment, the Fund's existing authorized shares were classified as Class A shares and one billion newly authorized shares of Common Stock of the Fund, par value $.01 per share, were classified as Class B shares. The Fund began offering both Class A and Class B shares on March 31, 1995. Class A shares and Class B shares are identical except as to the services offered to and the expenses borne by each class and certain voting rights. Class B shares are subject to a Distribution Plan adopted pursuant to Rule 12b-1 under the Act and, in addition, Class B shares are charged directly for sub-accounting services provided by service agents at an annual rate of .05% of the value of the average daily net assets of Class B.
    (A) PORTFOLIO VALUATION: Investments are valued at amortized cost, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

GENERAL MUNICIPAL MONEY MARKET FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    The Fund has an unused capital loss carryover of approximately $13,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 1995. If not applied, $2,800 expires in fiscal 1998 and $10,200 expires in fiscal 2003.
    At November 30, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the average daily value of the Fund's net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed 1 1/2% of the average value of the Fund's net assets for any full fiscal year. There was no expense reimbursement for the year ended November 30, 1995.
    Effective December 1, 1995, Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, serves as the Fund's Transfer and Dividend Disbursing Agent.
    (B) Under the Distribution Plan with respect to Class B ("Class B Distribution Plan"), adopted pursuant to Rule 12b-1 under the Act, effective March 31, 1995, the Fund directly bears the costs of preparing, printing and distributing prospectuses and statements of additional information and of implementing and operating the Class B Distribution Plan. In addition, the Fund reimburses the Distributor for payments made to third parties for distributing the Fund's Class B shares at an aggregate annual rate of .20% of the value of the average daily net assets of Class B. From March 31, 1995 through November 30, 1995, $1,972 was charged to the Fund pursuant to the Class B Distribution Plan.
    (C) Pursuant to the Fund's Shareholder Services Plan with respect to Class A ("Class A Shareholder Services Plan"), the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets of Class A for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the year ended November 30, 1995, the Fund was charged an aggregate of $114,244 pursuant to the Class A Shareholder Services Plan.
    Under the Shareholder Services Plan with respect to Class B ("Class B Shareholder Services Plan"), effective March 31, 1995, the Fund pays the Distributor, at an annual rate of .25 of 1% of the value of the average daily net assets of Class B shares for servicing shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of their services. The Distributor determines the amounts to be paid to Service Agents.

GENERAL MUNICIPAL MONEY MARKET FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    The Manager has undertaken, through November 30, 1996, that if the aggregate expenses of Class B of the Fund, (excluding certain expenses as described) exceed 1% of the value of the average daily net assets of Class B, the Manager will reimburse the expenses of the Fund under the Class B Shareholder Services Plan relating to Class B to the extent of any excess expense and up to the full fee payable under such Plan. From March 31, 1995 through November 30, 1995, $2,464 was charged to the Fund pursuant to the Class B Shareholder Services Plan, of which $867 was reimbursed by the Manager.
    (D) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

GENERAL MUNICIPAL MONEY MARKET FUND, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
GENERAL MUNICIPAL MONEY MARKET FUND, INC.
    We have audited the accompanying statement of assets and liabilities of General Municipal Money Market Fund, Inc., including the statement of investments, as of November 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1995 by correspondence with the custodian.
 An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of General Municipal Money Market Fund, Inc., at November 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.
                              [Ermst and Young LLP signature logo]
New York, New York
January 5, 1996


GENERAL MUNICIPAL MONEY MARKET FUND, INC.
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during the fiscal year ended November 30, 1995 as "exempt-interest dividends" (not generally subject to regular Federal income tax).






[Dreyfus lion "d" logo]
GENERAL MUNICIPAL
MONEY MARKET FUND, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
One American Express Plaza
Providence, RI 02903




Further information is contained
in the Prospectus, which must
precede or accompany this report.




Printed in U.S.A.                       918/697AR9511
[Dreyfus logo]
General Municipal
Money Market
Fund, Inc.
Annual Report
November 30, 1995